PRUDENTIAL INVESTMENT PORTFOLIOS 5
Prudential Jennison Conservative Growth Fund

Supplement dated September 13, 2017
to the Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information

At a recent meeting, the Board of Trustees of Prudential Investment Portfolios 5 approved, effective as of September 27, 2017, changing the name of Prudential Jennison Conservative Growth Fund to Prudential Jennison Diversified Growth Fund.

The Fund’s investment objective and investment policies will remain unchanged.

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